SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549

                           FORM 8-K

                        CURRENT REPORT
               Pursuant to Section 13 or 15(d) of
              The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  January 29, 1998
                                                 ------------------


            MID-ATLANTIC CENTERS LIMITED PARTNERSHIP
----------------------------------------------------------------
  (Exact name of registrant as specified in its partnership
                           agreement)


      MARYLAND              0-16285            52-1490861
--------------------    ---------------   ----------------------
  (State or other         (Commission        (I.R.S. Employer
  jurisdiction of         File Number)      Identification No.)
   incorporation)


    100 Light Street - Baltimore, MD              21202
------------------------------------------    ------------
 (Address of principal executive offices)		    (Zip Code)


Registrant's telephone number, including area code: (410)539-0000
                                                    -------------


      111 South Calvert Street - Baltimore, MD  21203-1476
  -------------------------------------------------------------
  (Former name or former address, if changed since last report)

ITEM 2.  DISPOSITION OF ASSETS

On January 29, 1998, Mid-Atlantic Centers Limited Partnership (the "Partnership") sold Lynnwood Place Shopping Center, a 96,666 square foot shopping center in Jackson, Tennessee to an unrelated third party, a regional real estate company, for a contract price of $6,365,000. For financial reporting purposes, the Partnership recorded a net loss of approximately $277,000 at the time of closing. The net proceeds from the sale, after payoff of the related mortgage debt, transaction expenses and adjustment of accrued liabilities and refund of lender escrows, were approximately $249,000 or $0.21 per Assignee Limited Partnership Unit ("Unit"). The appraised net equity of Lynnwood Place included in the appraised value of the Partnership's portfolio at the end of 1996 was approximately $530,000 or $0.44 per Unit.

On February 9, 1998, the Partnership entered into an agreement to sell Edgewood Plaza Shopping Center, a 47,112 square foot shopping center in Harford County, Maryland to an unrelated third party, a regional real estate company, for a contract price of $2,220,000. The transaction is scheduled to close on March 2, 1998. For financial reporting purposes, the Partnership estimates that a net gain of approximately $300,000 will be recorded at the time of closing. The net proceeds from the sale, after payoff of the related mortgage debt and transaction expenses are expected to be approximately $840,000 or $0.70 per Unit. Actual net proceeds could differ from this estimate as a result of differences between actual and estimated transaction expenses, adjustment of prepaid expenses and accrued liabilities and refund of lender escrows. The appraised net equity of Edgewood Plaza included in the appraised value of the Partnership's portfolio at the end of 1996 was approximately $770,000 or $0.64 per Unit.

Pro forma financial information of the Partnership reflecting the foregoing transactions is attached hereto as indicated in Item 7.

ITEM 7.  Financial Statements, Pro Forma Financial Information and
         Exhibits

The following pro forma condensed financial statements give effect to the sale of six of the Partnership's properties, Lynnwood Place and Edgewood Plaza (as discussed above), Highlandtown Village (which occurred on December 19, 1997), Berkeley Square (which occurred on September 10, 1997), Jackson Heights (which occurred on July 16, 1997) and Cloister (which occurred on May 28, 1997) (the "Sales") as described below. The pro forma condensed financial statements are based on and should be read in conjunction with the historical financial statements of the Partnership for the nine months ended September 30, 1997 and the year ended December 31, 1996.

The following pro forma condensed balance sheet as of September 30, 1997 assumes the sale of Lynnwood Place, Edgewood Plaza and Highlandtown Village had occurred on September 30, 1997. The sales of Cloister on May 28, 1997, Jackson Heights on July 16, 1997 and Berkeley Square on September 10, 1997 are reflected in the historical balance sheet. The following pro forma condensed statements of operations for the nine months ended September 30, 1997 and the year ended December 31, 1996 assume the Sales all occurred on January 1, 1997 and 1996, respectively. The following pro forma condensed financial statements are presented for illustrative purposes only and are not necessarily indicative of the operating results or financial position that would have occurred if the Sales had been consummated on the dates indicated, nor are they indicative of future operating results or financial position.

                                          Pro Forma Condensed Balance Sheet
                                                 September 30, 1997
                                                     (Unaudited)
                                          Pro Forma Adjustments Related to
                                        -------------------------------------      Total
                                        Highlandtown   Lynnwood     Edgewood     Pro Forma     Adjusted
                            Historical     Village       Place        Plaza     Adjustments   Historical
                           -----------  ------------ ------------ -----------  ------------   ----------
ASSETS:
Investment in real estate
held for lease, at cost:
Land                       $ 6,763,681  $(1,048,888) $(1,055,305) $  (462,369)  $(2,566,562) $ 4,197,119
Buildings and improvements  31,276,530   (4,386,659)  (7,995,562)  (1,658,776)  (14,040,997)  17,235,533
                           -----------  -----------  -----------  -----------  ------------  -----------
                            38,040,211   (5,435,547)  (9,050,867)  (2,121,145)  (16,607,559)  21,432,652
Less: accumulated
 depreciation              (14,639,344)   1,400,159    2,578,239      367,206     4,345,604  (10,293,740)
                           -----------  -----------  -----------  -----------  ------------  -----------
                            23,400,867   (4,035,388)  (6,472,628)  (1,753,939)  (12,261,955)  11,138,912

Cash                         6,297,170    1,475,517      388,975      874,828     2,739,320    9,036,490
Tenant accounts receivable,
 net of allowance for
 doubtful accounts             642,228      (97,963)      (7,954)     (74,981)     (180,898)     461,330
Escrows                        621,724      (35,926)     (82,166)     (78,401)     (196,493)     425,231
Prepaid expenses and other
 assets                        291,852     (112,078)      (7,716)     (17,597)     (137,391)     154,461
Intangible assets, net of
 accumulated amortization      218,356       (1,604)    (100,786)     (39,381)     (141,771)      76,585
                           -----------  -----------  -----------  -----------  ------------  -----------
Total assets               $31,472,197  $(2,807,442) $(6,282,275) $(1,089,471) $(10,179,188) $21,293,009
                           ===========  ===========  ===========  ===========  ============  ===========

LIABILITIES AND PARTNERS' EQUITY:
Long-term debt, including
 current maturities        $22,639,010  $(3,102,945) $(5,862,430)  (1,366,894)  (10,332,269)  12,306,741
Interest payable             1,341,736      (27,399)     (46,778)     (10,043)      (84,220)   1,257,516
Cash flow protector loans      789,203          -            -            -             -        789,203
Accounts payable and
 accrued expenses              199,520          -        (61,618)      (3,364)      (64,982)     134,538
Prepaid rents and security
 deposits                      115,788      (14,673)     (23,049)      (4,212)      (41,934)      73,854
Due to related parties         139,547       (2,517)     (11,069)      (4,816)      (18,402)     121,145
                           -----------  -----------  -----------  -----------  ------------   ----------
Total liabilities           25,224,804   (3,147,534)  (6,004,944)  (1,389,329)  (10,541,807)  14,682,997
                           -----------  -----------  -----------  -----------  ------------   ----------

Partners' equity             6,247,393      340,092     (277,331)     299,858       362,619    6,610,012
                           -----------  -----------  -----------  -----------  ------------   ----------
Total liabilities and
 partners' equity          $31,472,197  $(2,807,442) $(6,282,275) $(1,089,471) $(10,179,188) $21,293,009
                           ===========  ===========  ===========  ===========  ============  ===========

                     The accompanying Notes are an integral part of these Pro Forma
                                   Condensed Financial Statements.

                                   Pro Forma Condensed Statement of Operations
                                  For the Nine Months Ended September 30, 1997
                                                 (Unaudited)
                                        Pro Forma Adjustments Related to
                                     ---------------------------------------
                                   Cloister, Jackson
                                   Heights, Berkeley                              Total
                                      Square and      Lynnwood      Edgewood    Pro Forma      Adjusted
                         Historical  Highlandtown       Place         Plaza    Adjustments    Historical
                        ------------ ------------   -----------   -----------  -----------   -----------
INCOME:
 Rental income           $ 3,661,785  $(1,445,276)   $ (578,722)  $  (248,858) $(2,272,856)  $ 1,388,929
 Tenant reimbursement
  income                     766,953     (308,985)     (101,960)      (32,358)    (443,303)      323,650
                        ------------  -----------   -----------   -----------  -----------   -----------
                           4,428,738   (1,754,261)     (680,682)     (281,216)  (2,716,159)    1,712,579
                        ------------  -----------   -----------   -----------  -----------   -----------
OPERATING EXPENSES:
 Interest expense          1,862,250     (502,009)     (420,695)      (88,915)  (1,011,619)      850,631
 Depreciation and
  amortization             1,054,245     (325,536)     (224,575)      (49,400)    (599,511)      454,734
 Write-down of assets        550,000     (550,000)          -             -       (550,000)          -
 Repairs and maintenance     606,599     (165,132)      (49,726)      (35,036)    (249,894)      356,705
 Real estate taxes and
  insurance                  522,548     (236,668)      (73,236)      (19,788)    (329,692)      192,856
 Management and leasing
  to related parties         258,145      (98,845)      (36,000)      (11,700)    (146,545)      111,600
 Provision for doubtful
  accounts                    54,013      (43,702)      (18,354)       (5,378)     (67,434)      (13,421)
 Other expenses              545,271     (111,162)      (25,394)      (15,043)    (151,599)      393,672
                        ------------  -----------   -----------   -----------  -----------   -----------
 Total expenses            5,453,071   (2,033,054)     (847,980)     (225,260)  (3,106,294)    2,346,777
                        ------------  -----------   -----------   -----------  -----------   -----------
 Results from rental
  operations              (1,024,333)     278,793       167,298       (55,956)     390,135      (634,198)

OTHER INCOME (LOSS):
 Gain on sale of
  shopping center            304,323     (304,323)          -             -       (304,323)          -
 Interest income             137,074          -             -             -            -         137,074
                        ------------  -----------   -----------   -----------  -----------   -----------
Net loss                $   (582,936) $   (25,530)  $   167,298   $   (55,956) $    85,812   $  (497,124)
                        ============  ===========   ===========   ===========  ===========   ===========

Net loss allocated to
 assignee limited partners
 per unit: (1,200,000 units
 issued and outstanding)     $ (0.54)     $  0.04       $  0.14       $ (0.05)     $  0.13       $ (0.41)
                             =======      =======       =======       =======      =======       =======

           The accompanying Notes are an integral part of these Pro Forma Condensed
                                  Financial Statements.

                                  Pro Forma Condensed Statement of Operations
                                     For the Year Ended December 31, 1996
                                                (Unaudited)
                                         Pro Forma Adjustments Related to
                                    -----------------------------------------
                                        Cloister,
                                    Jackson Heights                                Total
                                    Berkeley Square    Lynnwood     Edgewood     Pro Forma     Adjusted
                         Historical and Highlandtown     Place        Plaza     Adjustments   Historical
                        ------------ --------------  -----------  -----------  ------------   -----------
                         (Audited)
INCOME:
 Rental income           $ 5,404,431  $(2,232,848)    $ (819,449)  $  (319,340) $(3,371,637)  $ 2,032,794
 Tenant reimbursement
  income                   1,072,243     (497,377)      (124,329)      (45,257)    (666,963)      405,280
                        ------------  -----------    -----------   -----------  -----------   -----------
                           6,476,674   (2,730,225)      (943,778)     (364,597)  (4,038,600)    2,438,074
                        ------------  -----------    -----------   -----------  -----------   -----------
OPERATING EXPENSES:
 Write-down of assets      2,895,000          -              -             -            -       2,895,000
 Interest expense          2,759,025     (822,679)      (575,989)     (119,865)  (1,518,533)    1,240,492
 Depreciation and
  amortization             1,494,716     (531,725)      (263,478)      (64,262)    (859,465)      635,251
 Repairs and maintenance     920,829     (304,796)       (54,629)      (54,808)    (414,233)      506,596
 Real estate taxes and
  insurance                  756,028     (397,061)       (97,378)      (25,774)    (520,213)      235,815
 Management and leasing
  to related parties         386,327     (158,025)       (59,069)      (20,416)    (237,510)      148,817
 Provision for doubtful
  accounts                    73,599      (20,701)        (8,841)        2,322      (27,220)       46,379
 Other expenses              691,931     (169,282)       (15,037)         (461)    (184,780)      507,151
                        ------------  -----------    -----------   -----------  -----------   -----------
 Total expenses            9,977,455   (2,404,269)    (1,074,421)     (283,264)  (3,761,954)    6,215,501
                        ------------  -----------    -----------   -----------  -----------   -----------
 Results from rental
  operations              (3,500,781)    (325,956)       130,643       (81,333)    (276,646)   (3,777,427)

OTHER INCOME (LOSS):
 Gain on sale of pad sites   241,290      (22,208)           -         (65,003)     (87,211)      154,079
 Loss on sale of shopping
  center                     (78,687)         -              -             -            -         (78,687)
 Interest income             112,710          -              -             -            -         112,710
                        ------------  -----------    -----------   -----------  -----------   -----------
Net loss                $ (3,225,468) $  (348,164)   $   130,643   $  (146,336) $  (363,857)  $(3,589,325)
                        ============  ===========    ===========   ===========  ===========   ===========

Net loss allocated to
 assignee limited partners
 per unit: (1,200,000 units
 issued and outstanding)     $ (2.71)     $ (0.28)       $  0.11       $ (0.12)     $ (0.29)      $ (3.00)
                             =======      =======        =======       =======      =======       =======

               The accompanying Notes are an integral part of these Pro Forma Condensed
                                        Financial Statements.

                    Notes to Pro Forma Condensed
                       Financial Information
    	                       -----------

Note 1 - Balance Sheet

Sale of Shopping Centers

Reflects sale of Lynnwood Place and Edgewood Plaza and Highlandtown Village shopping centers. The sales of Cloister on May 28, 1997, Jackson Heights on July 16, 1997 and Berkeley Square on September 10, 1997 are reflected in the historical balance sheet. The amount added to cash in the Pro Forma Condensed Balance Sheet could differ from cash actually received at the closings of the sales of Lynnwood Place and Edgewood Plaza due to closing adjustments, the assumed payment of accrued expenses and related party payables and the assumed reimbursement of prepaid insurance and real estate tax expense.

The Partnership retained the tenant accounts receivables related to shopping centers sold and reversed the accrual of receivables related to the recording of rental income on a straight-line basis in accordance with generally accepted accounting principles.

The amount added to partners' equity reflects the net estimated gain on sale of shopping centers.

Note 2 - Statements of Operations

Net Gain on Sale of Shopping Centers

A net loss of approximately $277,000 on the pro forma sale of Lynnwood Place and an estimated net gain of approximately $300,000 on the pro forma sale of Edgewood Plaza on January 1, 1997 and 1996, respectively, have not been included in the accompanying Pro Forma Condensed Statements of Operations for the nine months ended September 30, 1997 and the year ended December 31, 1996, respectively.

                        SIGNATURES

Pursuant to the requirements of The Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



	                         MID-ATLANTIC CENTERS LIMITED PARTNERSHIP

	                         By: Realty Capital IV Limited Partnership,
	                             General Partner

	                         By: LMRC IV, Inc., General Partner

Date: February 13, 1998   By: /s/ Richard J. Himelfarb
     ------------------       -----------------------------------
	                             Richard J. Himelfarb, President



	                         By: FW Realty Limited Partnership,
	                             General Partner

	                         By: FW Corporation, General Partner

Date: February 13, 1998   By: /s/ William J. Wolfe
     ------------------       ---------------------------------
	                             William J. Wolfe, President